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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) January 18, 2001




                       COMMISSION FILE NUMBER: 0-29346




                                  FRMO CORP.
            (Exact name of registrant as specified in its charter)


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             DELAWARE                                             13-3754422
(State or other jurisdiction of incorporation          (I.R.S. Employer Identification No.)
         or organization)


271 NORTH AVENUE, NEW ROCHELLE, NY                                   10801
(Address of principal executive offices)                          (Zip Codes)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 636-3432
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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

On January 18, 2001, the Securities and Exchange Commission had no further comment on the Form 10 Registration of the common stock of MFC Development Corp. ("MFCDV") pursuant to Section 12(g) of The Securities Exchange Act of 1934 (the "Registration Statement"). On January 23, 2001, FRMO Corp., the registrant, mailed to its shareholders stock certificates for a total of 1,800,000 shares of common stock, par value $.001 per share, of MFC Development Corp. together with a copy of said Registration Statement. The registrant also had 1,800,000 shares of its common stock outstanding so the spin-off was on a one share for one share basis. The date on the said stock certificates mailed to shareholders is December 12, 2000. The record date was November 1, 2000.

On January 23, 2001, the registrant authorized the issuance of 34,200,000 shares of its common stock, par value $.001 per share, to the FRM Control Group. The spin-off, the issuance of new shares to the FRM Control Group, the identity of that group and other information about the transaction are set forth in the Registration Statement which is Exhibit 1 hereto.

The registrant's name was changed to FRMO Corp on November 29, 2000 pursuant to the Certificate of Amendment of the Certificate of Incorporation of registrant which is Exhibit 2 hereto. That amendment increased the authorized capital stock of the registrant as set forth therein.



ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

The registrant disposed of all the 1,800,000 shares of its subsidiary MFC Development Corp. in the spin-off to the registrant's shareholders as set forth in item 1 above.



ITEM 5.           OTHER EVENTS

On January 23, 2001 the following persons were elected directors and executive officers of the registrant.

                                    Directors

                                  Murray Stahl
                                 Steven Bregman
                                   Peter Doyle
                                  Lester Tanner
                              Lawrence J. Goldstein
                                 Allan Kornfeld
                                  David Michael


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                                    Officers

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Chairman of the Board and Chief Executive Officer.....................       Murray Stahl
President and Chief Operating Officer.................................       Steven Bregman
Vice President........................................................       Peter Doyle
Secretary.............................................................       Lester Tanner
Treasurer and Chief Financial Officer.................................       Victor Brodsky
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                                    EXHIBITS

         1. Form 10 General Form For Registration of Common Stock, par value $.001 per share, of MFC Development Corp, a former wholly-owned subsidiary of the registrant, pursuant to Section 12(g) of The Securities Exchange Act of 1934, as amended and effective has previously been filed with the SEC and is incorporated herein by reference. A copy of said Registration Statement was mailed to each shareholder of the registrant on January 23, 2001.

         2. Certificate of Amendment of Certificate of Incorporation of the registrant filed in Delaware on November 29, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



                                               FRMO Corp.
                                               (Registrant)

Date:    January 25, 2001                      By  /s/ Lester J. Tanner
                                                 -------------------------------
                                                   Lester J. Tanner, Secretary


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